Filed Pursuant to Rule 497(d)
Registration File No.: 333-214530
BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.
Supplement dated August 30, 2017 to the
Prospectus, dated December 21, 2016 of
BlackRock Floating Rate Income Strategies Fund, Inc.
This supplement amends certain information in the Prospectus (the “Prospectus”), dated December 21, 2016, of BlackRock Floating Rate Income Strategies Fund, Inc. (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.
Effective September 5, 2017, the Prospectus is amended as follows:
Item 5 of Part II of the Prospectus
The fifth paragraph in the section entitled “Plan of Distribution” in Item 5 of Part II of the Prospectus is hereby revised in its entirety as follows:
Settlements of sales of common stock will occur on the second business day following the date on which any such sales are made.
Shareholders should retain this supplement for future reference